UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2015

Carter Validus Mission Critical REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 17, 2015, Carter Validus Mission Critical REIT, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders. At the meeting, the Company’s stockholders voted on the following proposals: (i) to elect five directors to hold office until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and (ii) to approve four proposals to amend and restate the Company’s charter. The proposals are disclosed in detail in the Company’s definitive proxy statement, dated April 27, 2015, as filed on Schedule 14A on April 27, 2015. The proposals were all approved by the Registrant’s stockholders by the requisite vote necessary for approval. The votes with respect to the proposals are set forth below.

Proposal 1. To elect five directors to the board of directors of the Company to hold office until the next annual meeting of stockholders and until such person’s successor is duly elected and qualifies:

Name of Director	For	Withheld	Abstentions and Broker Non-Votes
John E. Carter	101,029,222.603	2,413,853.245	—
Mario Garcia, Jr.	100,233,185.908	3,209,889.940	—
Randall Greene	100,994,763.299	2,448,312.549	—
Jonathan Kuchin	100,992,357.016	2,450,718.832	—
Ronald Rayevich	100,936,516.154	2,506,559.694	—

Proposal 2A. To amend and restate the Company’s charter to remove certain provisions originally included to comply with the NASAA REIT Guidelines:

Shares For	Shares Against	Abstentions and Broker Non-Votes
92,750,855.437	4,845,565.708	5,846,654.703

Proposal 2B. To amend and restate the Company’s charter to delete the NASAA REIT Guidelines restrictions on exculpation and indemnification of, and advance of expenses to, directors and officers and instead provide for exculpation, indemnification and advance of expenses to the maximum extent permitted by Maryland law:

Shares For	Shares Against	Abstentions and Broker Non-Votes
90,218,563.453	6,780,080.586	6,444,431.809

Proposal 2C. To amend and restate the Company’s charter to delete the provision regarding noncompliant tender offers, which by its express terms becomes ineffective with respect to exchange-listed shares upon listing:

Shares For	Shares Against	Abstentions and Broker Non-Votes
94,164,422.798	3,060,264.846	6,218,388.204

Proposal 2D. To amend and restate the Company’s charter to clarify that distributions of shares of one class may be made to holders of another class of shares:

Shares For	Shares Against	Abstentions and Broker Non-Votes
94,645,454.791	2,976,887.816	5,820,733.241

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT, Inc.

Dated: July 17, 2015	By:	/s/ Todd M. Sakow
		Name:	Todd M. Sakow
		Title:	Chief Financial Officer